UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2018

Williams Industrial Services Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard, Suite 400

Irving, Texas 75039

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 214-574-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.                                                                                        Shareholder Director Nominations.

Annual Meeting

On August 28, 2018, the Board of Directors (the “Board”) of Williams Industrial Services Group Inc., a Delaware corporation (the “Company”), determined that the Company’s next Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Friday, November 9, 2018, at 9:00 a.m. at the offices located at 100 Crescent Centre Parkway, Suite 104, Tucker, Georgia 30084, the future location of the Company’s corporate headquarters following its relocation from Irving, Texas. The Board further determined that the record date for the determination of stockholders entitled to receive notice of, and vote at, the Annual Meeting shall be the close of business on Monday, October 1, 2018. Because the Company did not hold an annual meeting of stockholders last year, the Company is providing this information in accordance with Rule 14a-5(f) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Deadline for Stockholder Proposals

As noted above, the Company did not hold an annual meeting of stockholders last year.  Accordingly, the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy materials for the Annual Meeting.  Pursuant to Rule 14a-8(e)(2) under the Exchange Act, such proposals must be received by the Company’s Secretary at the Company’s headquarters, 400 E. Las Colinas Boulevard, Suite 400, Irving, Texas 75039, on or before the close of business on Monday, September 10, 2018, which the Company has determined to be a reasonable period of time before it expects to begin to print and send its proxy materials.  Such proposals also need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in the Company’s proxy materials, and may be omitted if not in compliance with applicable requirements.

Pursuant to the Company’s Fourth Amended and Restated Bylaws (the “Bylaws”), the deadline for stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act and director nominations is the later of the ninetieth (90th) day prior to the Annual Meeting and the tenth (10th) day following the date on which notice of the date of the Annual Meeting is given.  Accordingly, to be considered timely, advance notice of such stockholder proposals and nominations must be received by the Company’s Secretary no later than the close of business on Monday, September 10, 2018.  Such advance notice of stockholder proposals and nominations must also comply with the requirements set forth in the advance notice provisions contained in the Bylaws, and the stockholders are urged to read the complete text of such advance notice provisions.

Item 8.01.                                                                                        Other Events.

On August 29, 2018, the Company issued a press release announcing that its Annual Meeting will be held on Friday, November 9, 2018, at 9:00 a.m. at the offices located at 100 Crescent Centre Parkway, Suite 104, Tucker, Georgia 30084. Holders of the Company’s common stock at the close of business on Monday, October 1, 2018, the record date, will be entitled to receive notice of and vote their shares at the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01                                                                                           Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated August 29, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2018

Williams Industrial Services Group Inc.

By:	/s/ Charles E. Wheelock
Charles E. Wheelock
Vice President, Administration, General Counsel & Secretary